UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2021

Sterling Bancorp

(Exact name of registrant as specified in its charter)

Delaware	001-35385	80-0091851
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Two Blue Hill Plaza, Second Floor, Pearl River, New York		10965
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (845) 369-8040

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	STL	New York Stock Exchange
Depositary Shares, each representing 1/40th interest in a share of 6.50% Non-cumulative Perpetual Preferred Stock, Series A	STLPRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On May 26, 2021, the Company held its 2021 Annual Meeting of Stockholders, at which the Company’s stockholders considered four (4) proposals, each of which is described in more detail in the Company’s proxy statement, filed with the Securities and Exchange Commission on April 14, 2021, as supplemented by the additional proxy soliciting materials filed on April 16, 2021. There were 192,567,485 outstanding shares entitled to vote and there were 171,680,182 shares present in person or by proxy, representing approximately 89.15% of the shares outstanding and entitled to vote. The voting results are presented below.

1.              Election of twelve (12) Director Nominees for a one (1) year term or until their successors are elected and qualified. The results of the election of directors to serve a one (1) year term ending in 2022 or until their successors are elected and qualified are as follows:

	FOR	WITHHELD	BROKER NON-VOTE[1]
John P. Cahill	154,986,532	3,453,257	13,240,393
Navy E. Djonovic	156,278,368	2,161,421	13,240,393
Fernando Ferrer	153,699,858	4,739,931	13,240,393
Robert Giambrone	157,114,851	1,324,938	13,240,393
Mona Aboelnaga Kanaan	157,070,729	1,369,060	13,240,393
Jack Kopnisky	156,148,641	2,291,148	13,240,393
James J. Landy	156,393,646	2,046,143	13,240,393
Maureen Mitchell	155,913,741	2,526,048	13,240,393
Patricia M. Nazemetz	152,807,852	5,631,937	13,240,393
Richard O’Toole	155,008,302	3,431,487	13,240,393
Ralph F. Palleschi	151,859,979	6,579,810	13,240,393
William E. Whiston	157,145,687	1,294,102	13,240,393

2.              Approval of Amendment to the Sterling Bancorp Amended and Restated 2015 Omnibus Equity and Incentive Plan to increase the number of shares reserved for issuance thereunder by 3,500,000 shares (for an aggregate of 10,500,000 shares).

For	Against	Abstain	Broker Non-Votes[1]
150,934,670	7,389,212	115,907	13,240,393

3.             Approval, on a non-binding, advisory basis, of the compensation of our Named Executive Officers (Say-on-Pay).

For	Against	Abstain	Broker Non-Votes[1]
60,662,387	97,414,278	363,124	13,240,393

4.              Ratification of the appointment of Crowe LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021.

For	Against	Abstain	Broker Non-Votes[1]
167,628,058	3,753,789	298,335	0

1               A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to the item and has not received voting instructions from the beneficial owner of the shares it holds. Broker non-votes are counted when determining whether the necessary quorum of stockholders is present or represented at each annual meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

STERLING BANCORP

Date: May 28, 2021	By:	/s/ Beatrice Ordonez
Beatrice Ordonez
Chief Financial Officer